UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

September 11, 2026

Date of Report (date of earliest event reported)

Evernorth Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation or organization)

333-294417

(Commission File Number)

39-4156999

(I.R.S. Employer Identification No.)

600 Battery St., San Francisco, California 94111

(Address of Principal Executive Offices)

(415) 322-3046

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Note Purchase Agreement and Convertible Notes

On September 11, 2026 (the “Signing Date”), Evernorth Holdings Inc. (the “Company”) entered into a note purchase agreement (the “Note Purchase Agreement”), dated as of the Signing Date, between the Company and NH Investment & Securities Co. as trustee of Kyobo AIM Corporate Finance General Private Investment Trust No. 3, as purchaser (the “Purchaser”), pursuant to which the Company has agreed to issue $30.0 million principal amount (the “Original Principal Amount”) of its 4.00% Convertible Senior PIK Notes due 2031 (the “Convertible Notes”), with such Original Principal Amount subject to increases in such principal amount in the form of interest payments by payment in kind of additional principal (the “PIK Interest”). The closing of the issuance of the Convertible Notes is conditioned upon the closing of the Company’s business combination transaction with Armada Acquisition Corp. II (the “Business Combination”), which is expect to close during the fourth quarter of 2026. The payment for the Convertible Notes and the issuance of the Convertible Notes will be made concurrently with the closing of the Business Combination (such date, the “Effectiveness Date”).

The net proceeds from the issuance are approximately $30.0 million before deducting any transaction expenses payable by the Company. The Company intends to use the net proceeds for general corporate purposes, including the acquisition of XRP and other activities within the XRP ecosystem.

The Convertible Notes will be the Company’s senior, unsecured obligations and will rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated indebtedness of the Company.

Upon the occurrence of (i) an Event of Default or (ii) a Fundamental Transaction (each, as defined in the Note Purchase Agreement), the holder of a Convertible Note may, at its option, require the Company to redeem all (but not less than all) of the Convertible Notes held by such holder at a price which, together with all payments previously made with respect to the Convertible Notes to be redeemed, provides the holder with a yield to put of 8.0% per annum on the Original Principal Amount, by delivering written notice to the Company (the “Investor Put Right”).

The Convertible Notes will accrue PIK Interest on the outstanding principal amount of the Convertible Notes outstanding from and after the Effectiveness Date at a rate of 4.00% per annum and will mature in 2031, unless earlier converted, redeemed or repurchased in accordance with its terms. Interest will accrue and be capitalized until the earliest of (i) the conversion date, (ii) the fifth anniversary of the Effectiveness Date (the “Maturity Date”) and (iii) the date of the Company’s receipt of an Investor Put Right. Any PIK Interest that has accrued but not yet been capitalized for the partial interest period from the most received interest payment date through the applicable date referred to in the preceding sentence will be capitalized as of such date. Upon any default in any amount payable in cash under the Convertible Notes, interest will accrue on the overdue amount at a rate of 7.00% per annum, solely for the period of such delay. The Convertible Notes will not be subject to prepayment or redemption at the option of the Company and are subject to redemption at the option of the holder upon an Event of Default or a Fundamental Transaction (each, as defined in the Note Purchase Agreement).

At any time on or after the one year anniversary of the Effectiveness Date and prior to the Maturity Date, the holder of any Convertible Notes may convert all, but not less than all, of their Convertible Notes at any time at their election. The initial conversion rate is 98.03921 shares of the Company’s Class A common stock, par value $0.001 per share (the “Shares”), per $1,000 principal amount of Convertible Notes (including all PIK Interest capitalized thereon), which represents an initial conversion price of approximately $10.20 per Share. Notwithstanding the foregoing, if the product of (x) the conversion value per $1,000 principal amount of the Convertible Notes (determined based on the average of the daily volume-weighted average prices of the Shares over a 30 trading day observation period) on the conversion date multiplied by (y) the aggregate principal amount of the Convertible Notes on the conversion date (expressed in thousands) would otherwise exceed 4.0 times the Original Principal Amount of the Convertible Notes, the conversion rate will be reduced on the conversion date to be equal to the conversion rate that would result in such product being equal to 4.0 times the Original Principal Amount of the Convertible Notes. The conversion of the Convertible Notes can be settled in cash, Shares or a combination thereof, at the option of the holder. The conversion rate and conversion price will be subject to proportional adjustment upon the occurrence of a Share dividend or a Share split or combination. In addition, if certain corporate events that constitute a “Merger Event” (as defined in the Note Purchase Agreement) occur, then the right of a holder to convert each $1,000 principal amount of Convertible Notes will be adjusted so that such holder will be entitled to convert such principal amount of Convertible Notes into the kind and amount of stock, other securities, cash or other property that such holder would have been entitled to receive if such holder had converted such Convertible Notes immediately prior to the Merger Event.

The Convertible Notes will have customary provisions relating to the occurrence of “Events of Default” (as defined in the Note Purchase Agreement), which include the following: (i) certain payment defaults on the Convertible Notes (which, in the case of a default in the payment of interest that has accrued on the Convertible Notes, will be subject to a cure period of five business days); (ii) a default by the Company in its other obligations or agreements under the Note Purchase Agreement or the Convertible Notes if such default is not cured or waived within 30 days after the earlier of (a) the date on which an officer knew or should have known such default or (b) the date notice is given in accordance with the Note Purchase Agreement; (iii) certain defaults by the Company or any of its significant subsidiaries with respect to indebtedness for borrowed money of at least $7,500,000 (subject to the limitations set forth in the Note Purchase Agreement); (iv) certain events of bankruptcy, insolvency and reorganization involving the Company or any of its significant subsidiaries; (v) certain losses or unauthorized dispositions of digital assets of at least $30,000,000 of the Company or any of its subsidiaries; (vi) certain hacking events or security breaches that would affect the digital assets or private keys of the Company, any of its subsidiaries or custodian; (vii) certain regulatory actions taken against the Company or any of its subsidiaries, (viii) certain events delisting the Class A Common Stock (as defined in the Note Purchase Agreement); and (ix) certain failures by the Company to perform its settlement obligations upon conversion of the Convertible Notes in accordance with the Note Purchase Agreement.

If an Event of Default involving bankruptcy, insolvency or reorganization events with respect to the Company (and not solely with respect to a significant subsidiary of the Company) occurs, then the principal amount of, and all accrued and unpaid interest, if any, on, all of the Convertible Notes then outstanding will immediately become due and payable without any further action or notice by any person. If any other Event of Default occurs and is continuing, then, the Holder may at any time at its option, by notice to the Company, declare all the Notes then outstanding to be immediately due and payable.

The above description of the Note Purchase Agreement and the Convertible Notes is a summary and is not complete. A copy of the Note Purchase Agreement and the form of the certificates representing the Convertible Notes are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K, and the above summary is qualified by reference to the terms of the Note Purchase Agreement and the Convertible Notes set forth in such exhibits.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 3.02. The Convertible Notes were issued to the initial purchasers in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), in transactions not involving any public offering. The Convertible Notes were sold by the Company to an investor whom the Company reasonably believes is a “qualified institutional buyer,” as defined in, and in accordance with, Rule 144A under the Securities Act. Any Shares that may be issued upon conversion of the Convertible Notes will be issued in reliance upon Section 3(a)(9) of the Securities Act as involving an exchange by the Company exclusively with its security holders. Initially, a maximum of 3,585,278 Shares may be issued upon conversion of the Convertible Notes, based on the initial conversion rate of 98.03921 Shares per $1,000 principal amount of Convertible Notes and assuming the maximum amount of PIK Interest payable on the Convertible Notes, which is subject to adjustment as described above.

Additional Information and Where to Find It

The Company filed with the SEC a registration statement on Form S-4 (the “Registration Statement”), which has been declared effective, in connection with the proposed business combination (the “Business Combination”), the private placements of securities in connection with the Business Combination (the “Private Placement Transactions”) and the other transactions contemplated by the Business Combination Agreement and/or as described in this press release (together with the Business Combination and the Private Placement Transactions, the “Proposed Transactions”). The Registration Statement was declared effective on August 27, 2026, and the definitive proxy statement and other relevant documents were mailed to shareholders of Armada Acquisition Corp. II as of the close of business on August 20, 2026, the record date established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus (the “Record Date”). Armada Acquisition Corp. II and the Company have also filed other documents regarding the Proposed Transactions with the SEC. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF ARMADA ACQUISITION CORP. II AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH ARMADA ACQUISITION CORP. II ‘S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT ARMADA ACQUISITION CORP. II, PATHFINDER DIGITAL ASSETS, THE COMPANY AND THE PROPOSED TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or to be filed with the SEC by Armada Acquisition Corp. II and the Company, without charge, once available, on the SEC’s website at www.sec.gov, or by directing a request to: Armada Acquisition Corp. II, 382 NE 191st St., Suite 52895, Miami, Florida 33179-3899; e-mail: finance@arringtoncapital.com, or to: Evernorth Holdings Inc., 600 Battery St, San Francisco, CA 94111, email: finance@evernorth.xyz.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE PROPOSED TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION, OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

Armada Acquisition Corp. II, the Company, Pathfinder Digital Assets LLC and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from Armada Acquisition Corp. II’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of Armada Acquisition Corp. II’s securities is, or will be, contained in Armada Acquisition Corp. II’s filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from Armada Acquisition Corp. II’s shareholders in connection with the Business Combination, including the names and interests of Pathfinder Digital Assets LLC and the Company’s directors and executive officers, is set forth in the Proxy Statement/Prospectus filed by Armada Acquisition Corp. II and the Company with the SEC. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of Armada Acquisition Corp. II, Pathfinder Digital Assets LLC or the Company, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the U.S. federal securities laws. All statements contained in this communication other than statements of historical fact, including, without limitation, statements regarding the Convertible Notes transaction, the business combination between the Company and Armada Acquisition Corp. II, the anticipated benefits and timing of the transaction;

and other statements regarding management’s intentions, beliefs, or expectations with respect to the Company’s future performance, are forward-looking statements.

Forward-looking statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements are based on the current expectations and assumptions of the Company and, although the Company believes these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that such statements are subject to risks and uncertainties, including those described in the Company’s registration statement on Form S-4 filed with the Securities and Exchange Commission in connection with the business combination between the Company and Armada Acquisition Corp. II, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. As you read and consider this Current Report on Form 8-K, you should understand that these statements are not guarantees of future performance or results. You should not place undue reliance on these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

No.	Description

4.1	Convertible Note Purchase Agreement, dated as of September 11, 2026, between Evernorth Holdings Inc. and NH Investment & Securities Co. as trustee of Kyobo AIM Corporate Finance General Private Investment Trust No. 3, as purchaser.

4.2	Form of certificates representing the 4.00% Convertible Senior PIK Notes due 2031 (included as Exhibit A to Exhibit 4.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evernorth Holdings Inc.

Date: September 17, 2026	By:	/s/ Asheesh Birla
Asheesh Birla
Chief Executive Officer